Exhibit 99.1

                      CHIEF EXECUTIVE OFFICER CERTIFICATION

     Pursuant to Section 906 of the Corporate Fraud Accountability Act of 2002 (18 U.S.C.ss.1350, as adopted), Joseph D. Reid, the Chief Executive Officer of Capitol Bancorp Ltd. (the "Company") hereby certifies that, to the best of his knowledge:

     1. The Company's Quarterly Report on Form 10-Q for the period ended September 30, 2002, and to which this Certification is attached as Exhibit 99.1 (the "Periodic Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 11, 2002

                                        /s/ Joseph D. Reid
                                        --------------------------------
                                        Joseph D. Reid
                                        Chief Executive Officer